SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 24, 2018

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 24, 2018, Varian Medical Systems, Inc. (the “Company”) issued a press release announcing its preliminary results of operations for the three months ended December 29, 2017. A copy of the press release is attached as Exhibit 99.1. The Company will also hold a conference call to discuss the financial results and management's business outlook. The press release contains information about how to access the conference call. A slide presentation, which includes supplemental information relating to the Company, is attached as Exhibit 99.2. The exhibits will be posted on the Company's website at www.varian.com under the “Investors” section.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 24, 2018, the Board of Directors of the Company approved a reduction in the number of authorized seats on the Board to nine, to be effective following Mark R. Laret’s retirement and immediately prior to the Company’s 2018 Annual Meeting of Stockholders on February 8, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 24, 2018 entitled “Varian Medical Systems Reports Results for First Quarter of Fiscal Year 2018.”

99.2	Slide presentation providing supplemental information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ Gary E. Bischoping Jr.
Name:	Gary E. Bischoping Jr.
Title:	Senior Vice President and Chief Financial Officer

Dated: January 24, 2018

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated January 24, 2018 entitled “Varian Medical Systems Reports Results for First Quarter of Fiscal Year 2018.”
99.2	Slide presentation providing supplemental information.

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